Corporate Presentation September 2020 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential market opportunity for HBV; Arbutus’ ability to meet a significant unmet medical need; the sufficiency of Arbutus’ cash and cash equivalents to extend into mid-2022; the potential for AB-729 to be a well-tolerated low dose treatment for HBV with a minimum of injections; Arbutus’ expectation to present AB-729 60 mg multi-dose data and 90 mg single-dose data in HBV DNA positive subjects, as well as longer-term follow up of the 60 and 90 mg single-dose cohorts at an upcoming scientific meeting later this year; Arbutus’ objective to complete IND enabling studies for AB-836 in the second half of 2020; the potential for AB-836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T33N and I105T; the potential for AB-836 to be once daily dosing; our expectations regarding the timing and clinical development of Arbutus’ product candidates; the timeline to a combination cure for HBV; Arbutus’ coronavirus strategy; Arbutus’ expectations regarding its technology licensed to Genevant; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID-19 pandemic. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; changes in Arbutus’ strategy regarding its product candidates and clinical development activities; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus; and the ongoing COVID-19 pandemic could significantly disrupt our clinical development programs. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights Therapeutic focus – curing chronic Hepatitis B Virus (HBV) Infection Significant Team with Unmet Goal of HBV Broad Coronavirus Antiviral 16 % Medical Need Functional HBV Research Expertise & Ownership in Cure Portfolio in HBV Initiative Proven Track Genevant Record Global HBV Undetectable HBV HBV assets include: Focused on Applying Rights to potential prevalence DNA and HBsAg RNAi direct acting knowledge gained future royalties double that of delivered through antivirals from HIV and HCV and sublicense HCV, potential for finite duration Capsid Inhibitors targeting the success to revenues for larger market treatment with a PD-L1 viral HBV and LNP Technology opportunity combination of HBV RNA polymerase Coronaviruses drugs with different Destabilizers and protease modes of action NASDAQ: ABUS www.arbutusbio.com HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus 3

Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD President and CEO Chief Scientific Officer Chief Development Officer Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh Chief Financial Officer EVP, General Counsel and Chief Business Officer Chief Compliance Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Presents a Significant Unmet Medical Need >257Mpeople are chronically 15M infected with HBV, globally. Europe 2M United States 90M China ~ people900k die every year as a consequence despite the availability of effective vaccines and antivirals. : Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ NASDAQ: ABUS Sources www.arbutusbio.com Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin 5

Significant Opportunity STANDARD OF CARE THERAPIES FOR CHRONIC HBV to Improve New HBV HBV Cure Rates PegIFN Entecavir Tenofovir Therapies rate of Dosing Duration 48-weeks Chronic Chronic Undetectable HBV DNA + HBV DNA rate of Undetectable 7-19% 67-90% 76-93% HBV cures are achievable with (<60-80 IU/ml) HBsAg Loss today’s SOC in <5% of patients. = HIGHER Sustained HBsAg and HBV DNA loss HBsAg Loss ~3-7% ~1-2% ~1-3% after end-of-treatment* is rare. CURES RATES *undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.. Achievable HBV Cure Rates with Current SOC SOC: Standard Of Care | HBsAg: HBV Surface Antigen | PegIFN: Pegylated Interferon NASDAQ: ABUS EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts www.arbutusbio.com Source: 6

Compelling Growth Opportunity in the HBV Market 257M chronic HBV 10.5% Diagnosed 27M An HBV curative regimen 1.8% Treated 4.5M would substantially increase diagnosisdiagnosis and treatmenttreatment rates to unlock significant Low due to sub- optimal SOC cure rate market growth opportunities. and asymptomatic nature of disease. NASDAQ: ABUS SOC: Standard Of Care www.arbutusbio.com Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 7

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress 2 Reduce/Suppress Keys to Viral DNA Viral Antigens Therapeutic Block Replication Block HBsAg . NA . RNAi . Capsid Inhibitor . RNA Destabilizer Success . RNAi . RNA Destabilizer Reduce cccDNA Pool . Capsid Inhibitor Suppress HBV DNA and viral antigens Leading to an Reawaken host HBV CURE immune response Therapeutic success will Block HBsAg require a combination . RNAi . RNA Destabilizer of agents with Immuno-modulation complementary MOAs . PD-L1 Inhibitor . Interferon Reawaken/Boost Host 3 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | HBsAg: HBV Surface Antigen 9

Arbutus HBV Pipeline Phase I Lead Optimization IND Enabling Healthy Subjects HBV Subjects Phase II HBsAg Reduction RNAi AB-729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB-836 Immune Reawakening PD-L1 1st gen NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens Pan-genotypic activity across HBV genotypes Demonstrated complementarity with capsid inhibitors Proprietary GalNAc-conjugate delivery technology provides Actively targets the liver liver targeting and enables subcutaneous dosing Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies GalNAc Linker HBx n sAg sAg Polymerase, Core Ag, eAg, pgRNA NASDAQ: ABUS www.arbutusbio.com 11

AB-729-001 Study Design Part 1: Single Ascending Part 2: Single Doses In Dose In Healthy Subjects Chronic Hepatitis B Subjects Dose 1 (60 mg) Cohort A: 180 mg n=6; 4 active : 2 placebo HBV DNA - n=6 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 2 (180 mg) Cohort B: 60 mg n=6; 4 active : 2 placebo HBV DNA - n=6 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 3 (360 mg) Cohort C: 90 mg n=6; 4 active : 2 placebo HBV DNA - n=6 Cohort D: 90 mg HBV DNA + n=6 NASDAQ: ABUS www.arbutusbio.com HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate 12

Comparable Mean HBsAg Declines with a Single 60 mg, 90 mg or 180 mg Dose of AB-729 at Week 12 AB-729 60 mg (N=6) AB-729 90 mg (N=6) AB-729 180 mg (N=4) 0.25 0.25 0 0 - 0.98 log - 0.99 log10 10 -1.23 log10 -0.25 -0.25 IU/mL IU/mL IU/mL -0.5 -0.5 -0.75 -0.75 -1 -1 -1.25 -1.25 -1.5 -1.5 0 14 28 42 56 70 84 0 14 28 42 56 70 84 NASDAQ: ABUS www.arbutusbio.com 60 mg week 6 data (N=2) excluded for consistency as Week 6 not collected in 180 mg cohort 13

All Subjects Responded in the 60 mg, 90mg and 180 mg Single-Dose Cohorts 60 mg Cohort: Minimum HBsAg decline of -0.62 log10 and maximum HBsAg decline of -2.14 log10 at week 12 90 mg Cohort: Minimum HBsAg decline of -0.79 log10 and maximum HBsAg decline of -1.87 log10 at week 12 AB-729 60 mg (N=6) AB-729 90 mg (N=6) AB-729 180 mg (N=4) 0.5 0.5 0 0 -0.5 -0.5 -1 -1 -1.5 -1.5 -2 -2 -2.5 -2.5 0 14 28 42 56 70 84 0 14 28 42 56 70 84 NASDAQ: ABUS www.arbutusbio.com 14

AB-729 was Generally Safe and Well Tolerated ALT/AST levels in the 60 mg and 90 mg Single-Dose Cohorts 60 mg Single-Dose 90 mg Single-Dose Alanine Aminotransferase Aspartate Aminotransferase Alanine Aminotransferase Aspartate Aminotransferase 450 450 450 450 400 400 400 400 350 350 350 350 300 300 300 300 250 250 250 250 200 200 200 200 150 150 150 150 100 100 Upper Limit Normal = 48 Upper Limit Normal = 40 100 100 50 50 50 50 0 0 0 0 0 14 28 42 56 70 84 0 14 28 42 56 70 84 0 14 28 42 56 70 84 0 12 24 36 48 60 72 84 NASDAQ: ABUS 15 www.arbutusbio.com Samples from week 8 and week 12 from one subject collected by local lab where Upper Limit Normal = 34 U/L for both ALT and AST

AB-729 Continuous HBsAg declines All subjects responded to RNAi with a single 60 mg or 90 therapy with everyone mg dose through week 12 achieving at least a -0.62 log Therapeutic with mean HBsAg declines and -0.79 log reduction in of 0.99 and 1.23 log, HBsAg at week 12 in the 60 mg respectively, consistent and 90 mg dose groups, with the 180 mg cohort at respectively. Maximum In September 2020, week 12. declines of -2.14 log and -1.87 Arbutus announced log in the 60 mg and 90 mg additional positive single- dose groups, respectively. dose Phase 1a/1b clinical trial results for AB-729 Demonstrated favorable AB-729 may provide a safety profile competitive advantage through 12 week follow through low dose and up period in the 60 mg reduced frequency and 90 mg single-dose of injections. cohorts. NASDAQ: ABUS www.arbutusbio.com 16

AB-729-001 Study Part 1: Single Ascending Part 2: Single Doses In Part 3: Multiple Doses In Dose In Healthy Subjects Chronic Hepatitis B Subjects Chronic Hepatitis B Subjects Dose 1 (60 mg) Cohort A: 180 mg Cohort E: 60 mg Q4W n=6; 4 active : 2 placebo HBV DNA - n=6 HBV DNA - n=7 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 2 (180 mg) Cohort B: 60 mg Cohort F: 60 mg Q8W n=6; 4 active : 2 placebo HBV DNA - n=6 HBV DNA - n=7 (≥ Day 15 Safety) (≥ Day 15 Safety) Cohort G: TBD + TDF HBV DNA + n=7 Dose 3 (360 mg) Cohort C: 90 mg n=6; 4 active : 2 placebo HBV DNA - n=6 Cohort I: 90 mg HBV DNA - Cohort D: 90 mg n=7 HBV DNA + n=6 Cohort J: 90 mg HBV DNA - n=7 NASDAQ: ABUS 17 www.arbutusbio.com HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined

AB-836 Novel chemical series differentiated from AB-506 and other competitor Capsid compounds in the Class II capsid inhibitor space Inhibitor Leverages a novel binding site within the core protein dimer-dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA resistant variants IND enabling studies ongoing Potential to address known capsid resistant variants T33N and I105T Potential for increased potency and enhanced Provides the potential for low dose and wide therapeutic window resistance profile Projected to be once daily dosing Pangenotypic Combinable with other MOA agents NASDAQ: ABUS www.arbutusbio.com 18

AB-836: A Next Generation Capsid Inhibitor cccDNA Formation / Human HBV DNA / 1o Mechanism 2o Mechanism Serum Shift HBV infected HBV infected Core I105T HBV infected HepDE19 (FC in EC in 40% Compound PHH HepG2-NTCP-C4 Mutation HepG2-NTCP-C4 50 (EC50 μM) Human Serum) (EC50 μM) (EC50 μM) (EC50 mM) (HBsAg EC50 μM) AB-506 0.077 0.032 0.101 1.26 1.430 6x AB-836 0.010 0.002 0.012 0.118 0.196 2x 4 Serum Activity 4 Liver Activity in HDI Mouse Model 3 3 2 2 AB-506 (Day Vehicle) 7 vs (Day Vehicle) 7 vs 1 1 AB-506 HBV Inhibition DNA LOG HBV Inhibition DNA LOG 0 0 3 10 100 (mg/kg QD) 3 10 100 (mg/kg QD) AB-836 AB-836 Unique Binding Site NASDAQ: ABUS www.arbutusbio.com HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes 19

Next Gen RNA Destabilizer Program We believe Offers a novel Continuing active and this approach offers mechanism of action research for an oral to reduce HBsAg and development of potential HBsAg reducing agent other viral proteins and a next generation and all oral combination viral RNA small molecule therapy NASDAQ: ABUS www.arbutusbio.com 20

Coronavirus Strategy Leveraging our proven expertise and capabilities in antiviral drug discovery and development Long term commitment Pan-coronavirus focused Small Molecule Direct-Acting Antivirals Directed Effort . nsp12 Viral Polymerase - nucleosid(t)es +RNA Virus . nsp5 Main Viral Protease - 31 kb Genome denovo design nsp5 protease & nsp12 polymerase Screening Effort essential enzymes COVID-19 Virus nsp5 / 3CLpro . Proprietary library screening for replication Viral Protease Viral Polymerase through COVID R&D consortium NASDAQ: ABUS www.arbutusbio.com 21

AB-729 Clinical Baseline Wk 24 Wk 48 Wk 72 Collaboration AB-729 + ABI-H0731 + NA with Assembly AB-729 + NA Follow Up Biosciences ABI-H0731 + NA ~60 virologically-suppressed subjects with HBeAg negative or Provides accelerated AB- HBeAg positive chronic HBV infection 729 combination proof of concept (POC) with a Capsid Projected initiation 1H 2021 Inhibitor and NA with the Equal sharing of expertise and costs for this POC open-label trial potential for functional cure No financial requirements or restrictions and no business requirements or restrictions NASDAQ: ABUS www.arbutusbio.com NA: Nucleoside Analogue | HBeAg: HBV e Antigen 22

Key Objectives for 2020 Cash balance of $115M as July 31, 2020, cash runway into mid-2022 Objective Anticipated Timing AB-729 preliminary phase 1a/1b single-dose data  Late 1Q 2020 AB-729 additional week 12 60 mg single-dose data  May 2020 AB-729 week 12 single-dose 90 mg data  Sep 2020 Initiate two AB-729 90 mg multi-dose cohorts (8 and 12 wk intervals)  2H 2020 AB-729 multi-dose 60 mg data (4 and 8 wk dosing intervals) 2020 Fall Scientific Meeting AB-729 week 12 single-dose 90 mg data (in HBV DNA Positive Subjects) 2020 Fall Scientific Meeting Longer Term AB-729 follow-up 60 mg and 90 mg single dose cohorts 2020 Fall Scientific Meeting Complete AB-836 IND enabling studies 2H 2020 NASDAQ: ABUS www.arbutusbio.com Arbutus received $36.5 million of net proceeds under the ATM program during July 2020 23